PHOENIX SERIES FUND
                 PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES FUND

        Supplement dated March 1, 1999 to Prospectus dated March 1, 1999

     On February 24, 1999, the Board of Trustees of the Trust approved, and recommended to shareholders for their approval, the reorientation of the U.S. Government Securities Fund. The Fund currently has an investment objective to seek current income consistent with the preservation of capital. The proposal approved by the Trustees is to revise the investment objective to one that seeks both current income and capital appreciation through investment in investment grade debt securities, primarily corporate debt. The investment objective is a fundamental policy that cannot be changed without the approval of a vote of the majority of the outstanding shares of the Fund. It is anticipated that this matter will be submitted for a vote at a meeting of shareholders to be held in June 1999. The reorientation of the Fund will also require revision of certain non-fundamental policies which the Trustees have approved contingent upon shareholder approval of the revision to the investment objective. Specifically, at such time as shareholders approve the change of the Fund's investment objective, the Fund will implement non-fundamental policy changes: (1) to eliminate the current 35% of total assets limitation on investment grade debt obligations and to implement a policy of investing at least 65% of its total assets in domestic investment grade bonds; (2) to eliminate the current policy of investing at least 65% of total fund assets in U.S. Government securities; and (3) to modify the policy prohibiting investment in foreigh securities to allow the Fund to invest up to 5% of its total assets in Yankee Bonds.

     The Board of Trustees of the Trust has also approved the substitution of Duff & Phelps Investment Management Co. ("Duff & Phelps") for Phoenix Investment Counsel, Inc. ("Phoenix") as Adviser under the Investment Advisory Agreement with the Fund, on behalf of the U. S. Government Securities Fund. Duff & Phelps and Phoenix are affiliates under common control of Phoenix Investment Partners, Ltd.. Duff & Phelps will replace Phoenix as the Adviser under the terms of the current Investment Advisory Agreement at such time as the shareholders of the Fund have approved the revision to the investment objective as described above.

     Additionally, the Trustees have voted to change the name of the Fund to Phoenix-Duff & Phelps Core Bond Fund, such change to be effected upon shareholder approval of the revised investment objective.

     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

PXP 393US (3/99)